UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

PAXAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Please mark here for address change or comments	☐
SEE REVERSE SIDE

						FOR	AGAINST	ABSTAIN
1.	To re-elect seven Directors to serve for two-year terms.	FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all nominees listed below	2.	To approve Paxar’s 2006 Incentive Compensation Plan.	☐	☐	☐
		☐	☐

(Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME BELOW)					Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Nominees:
	01 Arthur Hershaft 02 Joyce F. Brown 03 Harvey L. Ganis 04 David L. Kolb	05 Thomas R. Loemker 06 James C. McGroddy 07 Robert P. van der Merwe

Signature ________________________________ Signature ________________________________ Date ________________, 2006
The signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the stock certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

Internet http://www.proxyvoting.com/pxr Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your Proxy Card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your Proxy Card.

You can view the Annual Report and Proxy Statement
on the Internet at www.paxar.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PAXAR CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

      The undersigned, a holder of common stock of Paxar Corporation (“Paxar”), a New York corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 10, 2006, and hereby appoints ARTHUR HERSHAFT, ROBERT P. VAN DER MERWE and ROBERT S. STONE, and each of them, the proxies of the undersigned, each with full power to appoint their substitutes, and hereby authorizes them to attend, represent and vote for the undersigned, all of the shares of Paxar held of record by the undersigned on March 31, 2006 at the Annual Meeting of Shareholders of Paxar, to be held on May 4, 2006 at 9:30 a.m., at the Grand Hyatt New York, Park Avenue at Grand Central Terminal, New York, New York 10017, and any adjournment or adjournments thereof, as follows:

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

(To be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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